UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EXAM USA, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 10, 2005

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders on Friday, November 4, 2005, at 9 a.m. Pacific Standard Time at the offices of Snell & Wilmer LLP, located at 600 Anton Boulevard, Suite 1400, Costa Mesa, California.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares.

Your vote is very important.  Instructions for voting appear on the proxy card or the voting instruction form.  Please review the instructions on the proxy card or the voting instruction form forwarded by your bank, broker or other holder of record regarding each of these voting options.

In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders.

We hope you can attend the meeting and we look forward to seeing you on Friday, November 4th.

Sincerely yours,

/s/ Shinichi Hirabayashi

SHINICHI HIRABAYASHI
Chief Executive Officer

5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649 • (714) 895-7772 • Fax (714) 895-7732

5912 BOLSA AVENUE, SUITE 108

HUNTINGTON BEACH, CALIFORNIA  92649

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders will be held at the offices of Snell & Wilmer LLP, located at 600 Anton Boulevard, Suite 1400, Costa Mesa, California on Friday, November 4, 2005 at 9 a.m. Pacific Standard Time, for the following purposes as set forth in the accompanying Proxy Statement:

•                  To elect four directors to our Board of Directors, each for a term of one year;

•                  To ratify the Board of Directors’ appointment of McKennon, Wilson & Morgan LLP as our independent registered public accounting firm for fiscal year 2006;

•                  To approve the adoption of our 2005 Stock Incentive Plan; and

•                  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on October 7, 2005 will be entitled to vote at the meeting.

This Proxy Statement and accompanying proxy card are being distributed on or about October 11, 2005.

By Order of the Board of Directors,

/s/ Haruo Miyano

HARUO MIYANO
Corporate Secretary

October 10, 2005
Huntington Beach, California

PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD FOR SPECIFIC INSTRUCTIONS ON VOTING. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

1

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General Information

Your vote is very important.  For this reason, the Board of Directors of EXAM USA, Inc., a Nevada corporation (referred to as “we,” “us,” “our,” “Company,” or “EXAM”), is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting of Shareholders (the “Annual Meeting”), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting.

Why am I receiving these materials?

Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting.  This Proxy Statement is being sent to all shareholders of record as of the close of business on October 7, 2005 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders on November 4, 2005.  We intend to mail this Proxy Statement and accompanying proxy card on or about October 11, 2005 to all shareholders entitled to vote at the Annual Meeting.

Our Financial Information

The Annual Report to shareholders of the Company for the fiscal year ended May 31, 2005, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

Who is eligible to vote?

Shareholders of EXAM, as recorded in our stock register at the close of business on October 7, 2005, can vote at the Annual Meeting.  Each share of our Common Stock is entitled to one vote.  As of October 7, 2005, there were 20,000,148 shares of our Common Stock outstanding and entitled to vote.

How do I vote?

There are four ways to vote by proxy:

(1)                                  by mail;

(2)                                  by telephone;

(3)                                  via the Internet; or

(4)                                  in person at the Annual Meeting.

If you choose to vote by mail, mark your proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you vote by telephone or via the Internet, please do not return a signed proxy card.  We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from such broker, bank or other nominee.

Who pays the cost of proxy solicitation?

Our Board of Directors is soliciting the enclosed proxy.  We will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation.  We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our Common Stock to forward the proxy soliciting materials to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies.  We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.  You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

How do I specify how I want my shares voted?

If you are a registered shareholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial shareholder?

If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy issued in your name.

What are the Board of Directors’ voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote:

FOR

•                  the election of our four directors;

•                  the ratification of the Board of Directors’ appointment of McKennon, Wilson & Morgan LLP as our independent registered public accounting firm for fiscal year 2006; and

•                  the adoption of our 2005 Stock Incentive Plan.

Can I revoke a proxy?

To revoke your proxy if you are a shareholder of record, you must advise our Secretary in writing before the meeting, deliver a validly executed proxy with a later date that we receive prior to the meeting, or attend the meeting and vote your shares in person. You may revoke your proxy at any time before your shares are voted. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be present at the meeting, either by proxy or in person.  Abstentions and broker non-votes are counted as present at the meeting for determining whether we have a quorum.  A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

How many votes are needed to have the proposals pass?

Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting.  Accordingly, abstentions and broker non-votes as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

In order for the remaining management proposals to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required.  Only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote.  Broker non-votes will have no effect on the result of the vote although they will count toward the presence of a quorum.  Abstentions as to the proposal will have the same effect as votes against a proposal.

How are the votes counted?

The inspector of election appointed for the Annual Meeting will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a shareholder or the particular vote of a shareholder is kept confidential.

What is “Householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports.  This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649, Attn: Secretary, telephone: (714) 895-7772.  If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 7, 2005, by: (i) each entity or person whom we know to own beneficially more than five percent (5%) of our Common Stock; (ii) each director and director nominee; (iii) our Chief Executive Officer and our other Named Executive Officer for the year ended May 31, 2005; and (iv) all directors, director nominees, and Named Executive Officers of the Company as a group.  Unless otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Stock	Yoneji Hirabayashi	1,922,330 shares (1) CFO and Director	9.6%

Common Stock	Shinichi Hirabayashi	2,097,090 shares CEO and Director	10.5%

Common Stock	Akinori Hirabayashi	5,592,230 shares (2) COO and Director	28.0%

Common Stock	Haruo Miyano	262,137 shares Secretary and Director	1.3%

Common Stock	Ai Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Shiho Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Yuka Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Hirotaka Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Misaki Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Arisa Hirabayashi	1,048,540 shares 5% shareholder	5.2%

Common Stock	Mie Hata	2,796,120 shares (3) 5% shareholder	14.0%

Common Stock	All directors and named executive officers as a group (4 persons)	6,029,127 shares	30.3%

(1)                                  Includes 873,790 shares of Common Stock owned by Mr. Hirabayashi’s spouse, over which Mr. Hirabayashi disclaims beneficial ownership.

(2)                                  Includes a total of 2,970,870 shares of Common Stock owned by Mr. Hirabayashi’s spouse and minor children, over which Mr. Hirabayashi disclaims beneficial ownership.

(3)                                  Includes 1,747,580 shares owned by Mr. Hata’s minor children, over which Mr. Hata disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).  Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended May 31, 2005, each of the Reporting Persons met all applicable Section 16(a) filing requirements.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing four incumbent directors to serve until the next annual meeting or until their successors are elected.  Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting FOR the election of the nominees presented below.

Under Nevada law, the four nominees receiving the highest number of votes will be elected as directors at the Annual Meeting.  As a result, proxies voted to “Withhold Authority” and broker non-votes will have no practical effect.

Each of the nominees is an incumbent director.  Each of the nominees has consented to serve as a director for the ensuing year.  If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.  The following is biographical information for each nominee to serve until the 2006 Annual Meeting of Shareholders.

Yoneji Hirabayashi, age 74. Mr. Hirabayashi is a member of our Board of Directors and our Chief Financial Officer.  He had worked for the Ministry of Agriculture before operating the Accounts Division of the Aichi Prefecture Owari Office.  Possessing an entrepreneurial spirit, he opened up a restaurant, followed by a hotel and then a slew of successful Pachinko and Karaoke stores in the mid 1950’s. He founded Kisorin in 1956, and later became its President from 1969 to 1999, which was later renamed Exam, Inc.  Mr. Yoneji Hirabayashi is the father of Shinichi Hirabayashi and Akinori Hirabayashi.  Mr. Hirabayashi oversees Exam, Inc. as its Chairman.

Shinichi Hirabayashi, age 44. Mr. Shinichi Hirabayashi is the son of Mr. Yoneji Hirabayashi.  Mr. Shinichi Hirabayashi is a member of our Board of Directors and is our Chief Executive Officer.  He has been the President of Exam, Inc. since 1999. Following in his father’s footsteps, Mr. Hirabayashi joined Exam, Inc. in 1983 after working for Toyoshima Inc.  He is a graduate of Keio University and he holds a Bachelor of Commerce.

Akinori Hirabayashi, age 42.  Mr. Akinori Hirabayashi is the son of Mr. Yoneji Hirabayashi.  Mr. Akinori Hirabayashi is a member of our Board of Directors and our Chief Operating Officer.  He is the Vice President of Exam, Inc.  Mr. Hirabayashi became a Director of one of Exam, Inc.’s Pachinko stores in 1985.  He has served in his current capacity since 1999.  Since then, he has directly overseen four Karaoke stores, with the most recent one being assigned to him in 2001 (Exam Kamikawa Branch).  He graduated from Nagoya University where he majored in Mathematics.

Haruo Miyano, age 63. Mr. Miyano has been the Secretary and a Director of the Company and its Delaware subsidiary since June 2004 and its’ inception, respectively.  Mr. Miyano has over 30 years of experience in trade between the United States and Japan.  Prior to joining the Company and its affiliates, Mr. Miyano served as the Vice Chairman of Pulp Mold Packaging Global, Inc., a company he founded in April 1998.  He served as PMP’s President from April 1998 to August 1999. Prior to PMP, Mr. Miyano worked for Kasumi Sports World, Inc. He served as Kasumi’s Vice President of Sales and Marketing and was a Director, and was responsible for handling the sale of sporting goods to 375 franchises throughout the United States.

Relationships Among Directors or Executive Officers

Shinichi Hirabayashi and Akinori Hirabayashi are sons of Yoneji Hirabayashi.

Board Matters

Our business is managed under the direction of our Board of Directors pursuant to the Nevada Revised Statues, and our Bylaws.  Our Board has responsibility for establishing broad corporate policies and for the overall performance of our Company.  Our Board is kept advised of the Company’s business through regular interaction with the Chief Executive Officer and other officers of the Company and through reviewing materials provided to them and by participating in Board meetings.

Meetings.  The Board of Directors of the Company held six (6) formal meetings during the fiscal year ended April 30, 2005.  Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board during the fiscal year ended May 31, 2005.

Committees of the Board.  Our shares are quoted on the OTC Bulletin Board.  Since we are not a listed issuer, we are not subject to various requirements of the Securities and Exchange Commission or certain self-regulatory bodies such as Nasdaq or the American Stock Exchange, which require our Board of Directors to establish and maintain an audit committee, compensation committee and nominating committee.  As a result, we do not have standing audit, nominating or compensation committees of our Board of Directors, or committees performing similar functions.

Code of Business Conduct and Ethics

Our Board of Directors has approved a Code of Business Conduct and Ethics, which applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller.  The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Business Conduct and Ethics is available free of charge to any shareholder who sends a request for a paper copy to Exam USA, Inc., 5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649.

Director Compensation.  Pursuant to an agreement we paid our non-employee director, Mr. Miyano, annual board fees of $100,000 during fiscal year 2005.  Our agreement with Mr. Miyano provides for annual board fees of $100,000 for each of the next two fiscal years.

Mr. Miyamoto, who serves as a member of our Delaware subsidiary, was paid an annual fee of $100,000, in consideration for his board services to such subsidiary during fiscal year 2005.  Our subsidiaries agreement with Mr. Miyamoto provides for annual board fees of $100,000 for each of the next two fiscal years.  During the years ended May 31, 2005, 2004 and 2003, our operating company in Japan paid $47,501, $48,934, and $46,409, respectively, for consulting services to SIM International, which is controlled by Mr. Miyamoto.  The services are provided pursuant to an agreement with the Company that is renewable annually upon the consent of both parties.

Related Party Transactions.  For the past several years Mr. Yoneji Hirabayashi leased a parcel of land to us in Japan. The lease was scheduled to expire on May 31, 2005; however, on February 21, 2005, we purchased the land from Mr. Hirabayashi for $620,804.  Management believes that the purchase price was representative of the land’s fair market value at the time of the sale. Lease payments paid to Mr. Hirabayashi for each of the fiscal years ended May 31, 2005, 2004, and 2003 with respect to such lease were $16,824, $43,011, and $39,920, respectively.  In addition, he received compensation from Daichi Co., Ltd. in the amount of $50,939, $26,883, and $24,950, for the fiscal years ended May 31, 2005, 2004, and 2003, respectively.

Attendance at the Annual Meeting

We have no policy requiring directors to attend annual meetings of shareholders, but directors are encouraged to attend our annual meetings at which they stand for re-election.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

PROPOSAL NO. 2:

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting will be ratifying the Board’s appointment of McKennon, Wilson & Morgan LLP as the Company’s independent registered public accounting firm for fiscal year 2006.  Our Board of Directors has approved the selection of McKennon, Wilson & Morgan LLP as our independent registered public accounting firm for fiscal year 2006, subject to ratification by our shareholders. McKennon, Wilson & Morgan LLP has served in this capacity for each of the two (2) years ended May 31, 2005, and has reported on the Company’s fiscal year 2005 consolidated financial statements.  During the two (2) fiscal years ended May 31, 2005, there were no disagreements between the Company and McKennon, Wilson & Morgan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of McKennon, Wilson & Morgan LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of McKennon, Wilson & Morgan LLP as the Company’s independent auditors is not required by the Bylaws or otherwise.  However, the Board is submitting the selection of McKennon, Wilson & Morgan LLP to the shareholders for ratification as a matter of corporate practice.  If the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF MCKENNON, WILSON & MORGAN LLP.

Audit and Non-Audit Fees

The following summarizes aggregate fees for professional audit services rendered by McKennon, Wilson & Morgan LLP during fiscal years ended May 31, 2005 and 2004:

	2005	2004
Audit Fees	$188,000	$198,000
Audit Related	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$188,000	$198,000

Audit Fees pertain to the audit of our annual consolidated financial statements for fiscal years 2005 and 2004 and, commencing in fiscal year 2005, reviews of our quarterly consolidated financial statements.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

McKennon, Wilson & Morgan LLP did not perform any professional services with respect to information systems design and implementation for the years ended May 31, 2005 and 2004.

PROPOSAL NO. 3:

APPROVE THE ADOPTION OF OUR 2005 STOCK INCENTIVE PLAN

On September 20, 2005, the Board of Directors adopted our 2005 Stock Incentive Plan (the “Plan”) and authorized the Company to present the Plan to our stockholders for ratification.  The material features of the 2005 Plan are summarized below.  The summary is qualified in its entirety by reference to the specific provisions of the 2005 Plan, the full text of which is set forth as Exhibit A to this proxy statement.

Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by strengthening the Company’s ability to attract and retain individuals of training, experience and ability as officers, employees, non-employee directors and consultants and to furnish additional incentives to such key individuals to promote the Company’s financial success by providing them with an equity ownership in the Company.  It is the intent of the Company that such individuals be encouraged to obtain and retain an equity interest in the Company, and each participant will be specifically apprised of said intent.

Administration

The Plan will be administered by a Compensation Committee, to be composed of not less than two independent directors appointed by the Board.  Each member of the Compensation Committee shall, at all times during their service as such, be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.  The Compensation Committee shall have conclusive authority to construe and interpret the Plan and any award agreement entered into under the Plan, and to establish, amend and rescind administrative policies for the administration of the Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

Eligibility

Those persons eligible to participate in the Plan shall include officers and other employees, non-employee directors and consultants of the Company and its subsidiaries.

Shares Subject To The Plan

The total number of shares of Common Stock available under the Plan shall be 3,000,000, subject to adjustment as provided in the Plan.

Participation

The Compensation Committee shall select, from time to time, officers, employees, non-employee directors and consultants who, in the opinion of the Compensation Committee, can further the Plan’s Purpose, and the Compensation Committee shall determine the type or types of awards to be made to the participants.  The terms, conditions and restrictions of each award shall be set forth in an award agreement.

Structure Of The Plan

The Plan shall be divided into two separate equity programs: (i) the “Discretionary Option Grant Program” under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and (ii) the “Stock Issuance Program” under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company (or any Parent or Subsidiary).

Change In Control

In the event of a “change in control” of the Company, stock options not otherwise exercisable shall become fully exercisable.

Federal Income Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the 2005 Stock Incentive Plan.  Tax consequences for any particular individual may be different.  This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws.

Non-Statutory Stock Options.    No taxable income is reportable when a non-statutory stock option is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock.    A participant will not have taxable income upon grant unless he or she elects to be taxed at that time.  Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect on Company.  The Company generally will be entitled to a tax deduction in connection with an award under the 2005 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option).  Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers.  Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met.

Plan Benefits

The exact types and amounts of any awards to be made by the Committee to any eligible employees pursuant to the Plan are not presently determinable.  As a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be, the number of options or other awards to be received by any person or group, or the benefits or amounts that would have been received by certain persons or groups under such Plan during the last fiscal year if the Plan had been in effect during that year.

Approval Of The Plan

Approval of the Plan requires the affirmative vote of a majority of votes cast.  Broker non-votes will not be treated as votes cast for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation of Executive Officers

Summary Compensation Table.  The following table sets forth the total cash compensation, paid to or earned during each of our last three fiscal years by (i) our Chief Executive Officer and (ii) our two most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended May 31, 2005 (collectively referred to herein as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation
					Awards		Payouts
Name & Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Underlying Options SARS (#)	L/TIP Payouts ($)	All Other Compensation ($)(3)

Shinichi Hirabayashi	5/31/2005	$336,480	$18,693	0	0	0	0	0
(President and CEO)	5/31/2004	$365,592	$45,491	0	0	0	0	0
	5/31/2003	$207,555	$24,907	$81,753	0	0	0	0

Yoneji Hirabayashi	5/31/2005	$409,598	$37,387	0	0	0	0	0
(CFO)	5/31/2004	$250,896	$19,921	$85,197	0	0	0	0
	5/31/2003	$199,253	$16,604	0	0	0	0	0

Akinori Hirabayashi	5/31/2005	$355,547	$37,387	$98,822	0	0	0	0
(COO)	5/31/2004	$334,767	$35,842	0	0	0	0	0
	5/31/2003	$207,555	$24,907	0	0	0	0	0

(1)                                  The salary and bonus figures represent the compensation paid to the Named Officers by our wholly-owned operating subsidiary, Exam Co. Ltd. in their respective capacities as officers of such subsidiary.

(2)                                  Personal benefits received by our executive officers are valued below the levels, which would otherwise require disclosure under the rules of the U.S. Securities and Exchange Commission.  Amounts shown represent the value of automobiles purchased by the company for the Named Officer.

(3)                                  We do not currently provide any contingent or deferred forms of compensation arrangements, annuities, pension or retirement benefits to its directors, officers or employees.

OTHER MATTERS

Shareholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next annual meeting of shareholders. To be eligible for inclusion in the Company’s 2006 Proxy Statement, your proposal must be received by the Company no later than June 12, 2006, and must otherwise comply with Rule 14a-8.  While the Board will consider shareholder proposals, the Company reserves the right to omit from the Company’s proxy statement shareholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

Shareholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company no later than 90 days prior to the relevant annual meeting.  Each notice must set forth (i) the name and address of the shareholder who intends to make the nomination(s) and the person(s) to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company if so elected.  Any candidates recommended by shareholders for nomination to the Board will be evaluated in the same manner that nominees suggested by Board members, management or other parties.

Communication with the Board of Directors

The Company’s annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters. In addition, shareholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive office, 5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649.  Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s).  Examples of shareholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Annual Report on Form 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to EXAM USA, Inc., Attention: Corporate Secretary, 5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649.  If Exhibit copies are requested, a copying charge of $.20 per page will be made.  In addition, all of the Company’s public filings, including the Annual Report on Form 10-KSB, can be found on our website at www.exam-usa.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement).

By Order of the Board of Directors

/s/ Haruo Miyano
HARUO MIYANO
Corporate Secretary

October 10, 2005

EXHIBIT A

EXAM USA, INC.

2005 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.                 PURPOSE OF THE PLAN

This 2005 Stock Incentive Plan (the “Plan”) is intended to promote and advance the interests of Exam USA, Inc, Inc., a Delaware corporation (the “Corporation”), and its stockholders by strengthening the Corporation’s ability to attract and retain individuals of training, experience and ability as officers, employees, non-employee directors and consultants and to furnish additional incentives to such key individuals to promote the Corporation’s financial success by providing them with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.             STRUCTURE OF THE PLAN

A.                                   The Plan shall be divided into two separate equity programs:

(i)  the “Discretionary Option Grant Program” under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii) the “Stock Issuance Program” under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

B.                                     The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.         ADMINISTRATION OF THE PLAN

A.                                   The Plan will be administered by the Compensation Committee, composed of not less than two directors appointed by the Board.  Each member of the Compensation Committee shall, at all times during their service as such, be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.  The Compensation Committee (hereinafter also referred to as the “Plan Administrator”) shall have conclusive authority to construe and interpret the Plan and any award agreement entered into thereunder, and to establish, amend and rescind administrative policies for the administration of the Plan and such additional authority as the Board may from time to time determine is necessary or desirable.

B.                                     The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and the Stock Issuance Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program and/or the Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

C.                                     Service on the Compensation Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee.  No member of the Compensation Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV.         ELIGIBILITY

A.                                   The persons eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program are as follows:

(i)   Employees,

(ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary of the Corporation, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary of the Corporation).

B.                                     The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine:

(i)  with respect to option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and

(ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C.                                     The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.             STOCK SUBJECT TO THE PLAN

A.                                   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 3,000,000 shares.  Such authorized share reserve includes the number of shares subject to the outstanding options, which are hereby incorporated into the Plan.

B.                                     Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to being exercised in full.  Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan.

C.                                     If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to:

(i)   the maximum number and/or class of securities issuable under the Plan;

(ii)  the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year; and

(iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.

Such adjustments to the outstanding options are to be effected in a manner, which shall preclude the enlargement or dilution of rights and benefits under such options.  The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.                                         OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.                                   Exercise Price.

1.    The exercise price per share shall be fixed by the Plan Administrator at a price not less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that the Plan Administrator may fix the exercise price at less than 85% if the Optionee, at the time of the option grant, shall have made a payment to the Corporation (including payment made by means of a salary reduction) equal to the excess of the Fair Market Value of the Common Stock on the option grant date over such exercise price.

2.    The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)   cash or check made payable to the Corporation,

(ii)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.                                     Exercise and Term of Options.  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.                                     Effect of Termination of Service.

1.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)   Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option (which shall equal 1 year in the case of death or disability and ninety (90) days in the case of any other cessation of Service), provided no such option shall be exercisable after the expiration of the option term.

(ii)  Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

(iii) Subject to clause C.2.(ii) below of this Section I, during the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

2.  The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)   extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.                                    Shareholder Rights.   The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.                                      Repurchase Rights.   The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock and to reserve the right to repurchase any or all of those unvested shares should the Optionee thereafter cease to be in Service to the Corporation.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.                                      Limited Transferability of Options.   During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

II.                                     INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options.  Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.                                   Eligibility.  Incentive Options may only be granted to Employees.

B.                                     Exercise Price.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.                                     Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options, as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.                                    10% Shareholder.  If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.                                 CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                                         STOCK ISSUANCES

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below.

II.                                     STOCK ISSUANCE TERMS

A.                                   Purchase Price.

1.   The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

2.   Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)   cash or check made payable to the Corporation,

(ii)  past services rendered to the Corporation (or any Parent or Subsidiary), or

(iii) any other valid consideration for the issuance of shares of Common Stock under Applicable Laws.

B.                                     Vesting Provisions.

1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(i)   the Service period to be completed by the Participant or the performance objectives to be attained,

(ii)  the number of installments in which the shares are to vest,

(iii) the interval or intervals (if any) which are to lapse between installments, and

(iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

2.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.  The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares.  Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

ARTICLE FOUR

MISCELLANEOUS

I.                                         FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments.  The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.  In no event may the maximum credit available to the Optionee or Participant exceed the sum of

(i)  the aggregate option exercise price or purchase price payable for the purchased shares plus

(ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

The foregoing shall not be applicable to any executive officer or director of the Corporation where the extension of such credit would result in a violation of Section 402 of the Sarbanes-Oxley Act of 2002.

II.                                     SHARE ESCROW/LEGENDS

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.                                 CHANGE IN CONTROL

A.                                   In the event of any Change in Control, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

B.                                     Outstanding repurchase rights, if any, shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control.

IV.                                 VESTING

Notwithstanding any other provision of this agreement, the vesting schedule imposed with respect to any option grant or share issuance shall not result in the Optionee or Participant vesting in fewer than 20% per year for five years from the date of the option grant or share issuance.

V.                                     TAX WITHHOLDING

A.                                    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.                                    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares.  Such right may be provided to any such holder in either or both of the following formats:

1.  Stock Withholding:  The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

2.  Stock Delivery:  The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

VI.                                 EFFECTIVE DATE AND TERM OF THE PLAN

A.                                   The Plan shall become effective immediately upon the Plan Effective Date.  Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date.  However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s shareholders approve the Plan.  If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.                                     All options outstanding as of the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan.  However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.                                     The Plan shall terminate upon the earliest of

(i)  the tenth anniversary of the Plan Effective Date, and

(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares.

Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

VII.                             AMENDMENT OF THE PLAN

A.                                   The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.  However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval if so determined by the Board or pursuant to applicable laws or regulations.

B.                                     Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.  If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VIII.                         USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

IX.           REGULATORY APPROVALS

A.                                   The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.                                     No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq Stock Market, if applicable) on which Common Stock is then listed for trading.

X.                                    NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                   Applicable Laws shall mean the legal requirements relating to the administration of stock option plans and the issuance of stock and stock options under federal securities laws, Delaware General Corporate Laws and securities laws, the Code, and the applicable laws of any foreign country or jurisdiction where options will be or are being granted under the Plan.

B.                                     Board shall mean the Corporation’s Board of Directors.

C.                                     Change in Control shall mean the occurrence of any one of the following events:

(a)                                  Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Affiliates or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates) together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either (i) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“voting securities”) or (ii) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

(b)                                 When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease or any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month period) or by prior operation of this subsection (b); or

(c)                                  The shareholders of the Company shall approve (i) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate eighty percent (80%) or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company.

(d)                                 Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (i) the proportionate number of Shares beneficially owned by any person to twenty percent (20%) or more of the Shares then outstanding or (ii) the proportionate voting power represented by the voting securities beneficially owned by any person to twenty percent (20%) or more of the combined voting power of all then outstanding voting securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred.

D.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

E.                                      Common Stock shall mean the Corporation’s common stock.

F.                                      Corporation shall mean Exam USA, Inc., a Delaware corporation, and its successors.

G.                                     Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

H.                                    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.                                         Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.                                        Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)   If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Stock Market or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time quoted on the OTC Bulletin Board, then the Fair Market Value shall be deemed equal to the closing bid price per share of Common Stock on the date in question.

(iv) If the Common Stock is at the time then reported in the “Pink Sheets,” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the Fair Market Value shall be deemed equal to the most recent bid price per share of the Common Stock as of the date of question.

K.                                    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.                                      Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)   such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)  such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

M.                                 Misconduct shall mean the commission of any act of fraud or embezzlement by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary) which has a material adverse effect on the Corporation.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

N.                                    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O.                                    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P.                                      Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

Q.                                    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

R.                                     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

S.                                      Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

T.                                     Plan shall mean the Corporation’s 2005 Stock Incentive Plan, as set forth in this document.

U.                                    Plan Administrator shall mean the Organization and Compensation Committee of the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

V.                                     Plan Effective Date shall mean the date on which the Board adopted the Plan.

W.                                Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

X.                                    Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

Y.                                     Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

Z.                                     Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

AA.                         Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

BB.                             Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

CC.                             Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

DD.                           10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

EXAM USA, Inc.

This Proxy is Solicited on Behalf of the Board of Directors
2005 Annual Meeting of Shareholders
To Be Held Friday, November 4, 2005, at 9 a.m. PST

The undersigned hereby appoints Shinichi Hirabayashi and Haruo Miyano, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of Shareholders of EXAM USA, Inc. to be held on November 4, 2005 and at any adjournment thereof, with all the power which the undersigned would possess if personally present and to vote, as specified below, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS:		PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒
“FOR” ITEMS 1, 2, AND 3		FOR	AGAINST	ABSTAIN
1. Election of Directors. Nominees: 01 Yoneji Hirabayashi 02 Shinichi Hirabayashi 03 Akinori Hirabayashi 04 Haruo Miyano

2. Ratify the Board of Directors’ selection of McKennon, Wilson & Morgan
   LLP as our independent registered public accounting firm for fiscal year
   2006.

3. To approve the adoption of our 2005 Stock Incentive Plan.

		☐ ☐	☐ ☐	☐ ☐
(Instructions: To withhold authority to vote for any one or more individual nominee(s), write that nominee(s) name on the space provided below.)

FOR all nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

NEW ADDRESS:

Signature
Date
Signature
Date
NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.
YOUR VOTE IS IMPORTANT! PLEASE VOTE